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                         CHASE MANHATTAN BANK USA, N.A.
                             NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2003-6

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Section 7.3 Indenture                                                               Distribution Date:                  11/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    2,864,400.00
               Class B Note Interest Requirement                      267,633.33
               Class C Note Interest Requirement                      413,850.00
                       Total                                        3,545,883.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.70500
               Class B Note Interest Requirement                         1.91167
               Class C Note Interest Requirement                         2.29917

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                      1,680,000,000
               Class B Note Principal Balance                        140,000,000
               Class C Note Principal Balance                        180,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            20,000,000.00

(v)     Required Owner Trust Spread Account Amount                 20,000,000.00


                                                               By:
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                                                                   Name:  Patricia M. Garvey
                                                                   Title: Vice President
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